UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1 – Reports to Stockholders

10

Aberdeen Australia Equity Fund, Inc.

Annual Report

October 31, 2010

Invests primarily in equity securities of Australian companies listed on the

Australian Stock Exchange Limited.

Managed Distribution Policy

The Board of Directors of the Fund has authorized a managed distribution policy (MDP) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Our fund managers' most useful tool
No. 3: A scooter

Aberdeen

In Asian and emerging markets, we make sure we get there in person.

Aberdeen's Closed-End Funds

Before we make any investment, we always meet with the management of prospective companies for our portfolios. Most companies we see do not pass our rigorous due diligence process, on grounds of quality or price.

Today, Aberdeen manages eight closed-end funds listed on the New York Stock Exchange. These funds' investment strategies range from regional to country-specific investments.

If you would like to know more about our closed-end funds, visit Aberdeen's Closed-End Fund Investor Center at:

www.aberdeen-asset.us/cef

Or, receive updates on our funds directly to your computer by registering for our e-mail services through our website or by e-mailing InvestorRelations@aberdeen-asset.com

Our closed-end funds listed in the U.S. include:

- Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
- Aberdeen Australia Equity Fund, Inc. (IAF)
- Aberdeen Chile Fund, Inc. (CH)
- Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)
- Aberdeen Global Income Fund, Inc. (FCO)
- Aberdeen Indonesia Fund, Inc. (IF)
- Aberdeen Israel Fund, Inc. (ISL)
- Aberdeen Latin America Equity Fund, Inc. (LAQ)

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

December 10, 2010

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2010. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 15.4% for the year ended October 31, 2010, assuming reinvestment of distributions, compared with 13.4% in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price increased 11.4% over the year, from $11.40 on October 31, 2009 to $12.70 on October 31, 2010. The Fund’s share price on October 31, 2010 represented a premium of 9.7% to the NAV per share of $11.58 on that date, compared with a premium of 4.0% to the NAV per share of $10.96 on October 31, 2009. At the date of this letter, the share price was $12.33, representing a premium of 4.1% to the NAV per share of $11.84.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2010, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2010. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On December 8, 2010, the Board of Directors authorized a quarterly distribution of 28 cents per share, payable on January 14, 2011 to all shareholders of record as of December 30, 2010.

Secondary Offering

On December 9, 2010, the Fund announced the pricing of a public offering of its shares of common stock. The Fund agreed to sell a total of 2,500,000 shares of common stock (exclusive of 375,000 shares of common stock that the underwriters may purchase pursuant to a 45-day option to cover over-allotments) at a price of $12.50 per share. Net proceeds of the offering were approximately

$30 million and were used to make additional portfolio investments that are consistent with the Fund’s investment objectives and policies. The offering closed on December 14, 2010.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2010, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Dividend Reinvestment and Direct Stock Purchase Plan

As part of a broad effort to enhance available services to Shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent. For both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

The new Plan has similar features to the previous Dividend Reinvestment Plan that was administered by The Bank of New York Mellon, the Fund’s former transfer agent, but it also offers some enhancements that enable investors to purchase initial shares through the Plan as a new investor, authorize recurring monthly purchases through the automatic investment feature and purchase shares over the Internet at www.computershare.com/aberdeen or by check.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please contact Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States,
•	E-mailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeeniaf.com.

For information about the Aberdeen Closed-End Fund’s, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses most topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year,

October 31. Under the U.S. Investment Company Act of 1940, the Fund is required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2010, consisted of 49% of net investment income, 6% of net realized long-term capital gains and 45% return of paid-in capital.

In January 2011, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2010 calendar year.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Economic Review

The Fund’s total return based on net asset value (“NAV”) was 15.4% for the year ended October 31, 2010, assuming re-investment of distributions, compared with 13.4%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index (the benchmark).

In the first quarter of the Fund’s financial year, the market got off to a weak start with the benchmark declining by 2.6%, influenced partly by two 25 basis point interest rate hikes by the Reserve Bank of Australia (“RBA”), leaving rates at 3.75%. Australia was one of the first developed countries to commence rate increases subsequent to the Global Financial Crisis (“GFC”) as employment data showed positive trends, as compared to other developed nations where the opposite held true. Between August 2009 and November 2009 employment grew by nearly 100,000. As a comparison, over the same period U.S. non-farm payrolls fell by 260,000. Towards the end of 2009 calendar year, M&A activity re-commenced; first with AMP Ltd. bidding for AXA Asia Pacific, followed by a higher subsequent bid from National Australia Bank. This latter bid was finally rejected by the Australian Competition and Consumer Commission (the competition regulator in Australia) towards the end of the Fund’s financial year and still awaits the potential development of a fresh bid by AMP.

During the second quarter of the financial year the Fund’s benchmark returned 11.6%, a very strong performance. Both February and March 2010 exhibited positive stock market performance, but April showed a small decline. February in Australia is predominantly the month in which a large proportion of the companies report on the first six months of trading up to end of December. This particular reporting period was characterized by earnings slightly ahead of expectations but any guidance by management on outlook was muted or cautious. In the U.S., the Federal Reserve continued to indicate that interest rates were likely to stay low for a considerable period. In contrast the RBA twice increased rates in the quarter, ending April at 4.25% and May at 4.5%. Australian banks indicated that loan loss risks were alleviating and this provided some enthusiasm for the sector. The Australian Dollar appreciated against the U.S. Dollar by around 3%, but appreciated by almost 9% against the Euro, as worries about the state of Greece, and some of the other Southern European countries, impacted the Euro zone.

In the quarter ending July 2010, the commencement of the second half of the Fund’s financial year, the market reversed a significant proportion of the gains of the second quarter, with the benchmark declining 8.5%. Early in the quarter, the market was blind-sided by the announcement of a proposed Resource Super Profits Tax (“RSPT”) in Australia. The impact of this proposal was a sell-off of resource stocks and the Australian Dollar, with the latter falling by almost 9% against the U.S. Dollar. Towards the end of June, Australia experienced a bout of political upheaval, with the Prime Minister Kevin Rudd stepping down to be replaced by Julia Gillard, the first female Prime Minister of Australia. A federal election was also announced for August.

Ahead of the next reporting season, the market saw a number of downgrades to expectations for some companies. A revised version of the RSPT was announced- a Mineral Resource Rent Tax-which was generally received by relief within the resource sector, although the details of its implementation have yet to be finalized.

In the final quarter of the Fund’s financial year, the market recouped the losses of the previous quarter, giving a double figure return over the three months. The quarter was also characterized by a further strengthening of the Australian Dollar against the U.S. Dollar, rising by over 10%, just shy of parity. The federal election in August left neither of the major parties with an overall majority in the lower house, but subsequently Prime Minister Julia Gillard was able to form a government with the support of Green and Independent MPs, albeit with only a slender majority. Resources had a strong quarter on the back of strong base metal prices and the watering down of the initial RSPT proposals. August reporting season was slightly better than expectations, with decent dividend increases from some companies, but any guidance or outlook statements were guarded or cautious. The RBA left interest rates unchanged during the quarter, although employment data remained strong. Towards the end of October, the Australian Stock Exchange (held in the portfolio) announced an agreed bid for it from the Singapore Stock Exchange at a significant premium, although this must clear a number of regulatory hurdles before it can proceed.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of October 31, 2010, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several groups.

As of October 31, 2010, the Fund held 96.3% of its net assets in equities, 0.4% in a short-term investment and 3.3% in other assets in excess of liabilities.

Asset Allocation as of October 31, 2010

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2010:

Name of Security	Percentage of Net Assets
BHP Billiton Ltd.	12.8%
QBE Insurance Group Ltd.	7.3%
Rio Tinto Ltd.	6.9%
Commonwealth Bank of Australia	6.3%
Woolworths Ltd.	5.6%
Westpac Banking Corp. Ltd.	5.4%
Australia & New Zealand Banking Group Ltd.	5.2%
Westfield Group Ltd.	4.5%
AGL Energy Ltd.	4.3%
Woodside Petroleum Ltd.	4.1%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2010

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.3%
COMMON STOCKS—96.3%
CONSUMER DISCRETIONARY—6.9%
329,000	Billabong International Ltd.*	$2,621,774
1,447,685	David Jones Ltd.*	6,743,132
2,502,800	Tattersall’s Ltd.*	6,129,497
		15,494,403
CONSUMER STAPLES—10.1%
2,404,200	Goodman Fielder Ltd.*	3,495,417
1,539,440	Metcash Ltd.*	6,590,338
448,600	Woolworths Ltd.*	12,453,556
		22,539,311
ENERGY—4.1%
213,401	Woodside Petroleum Ltd.*	9,125,687
FINANCIALS—29.9%
477,950	Australia & New Zealand Banking Group Ltd.*	11,660,419
213,015	Australian Stock Exchange Ltd.*	7,760,998
911,470	AXA Asia Pacific Holdings Ltd.*	4,853,796
292,655	Commonwealth Bank of Australia*	14,068,876
968,310	QBE Insurance Group Ltd.*	16,287,561
546,000	Westpac Banking Corp. Ltd.*	12,157,759
		66,789,409
HEALTH CARE EQUIPMENT & SERVICES—3.4%
286,690	Ramsay Health Care Ltd.*	4,399,015
309,420	Sonic Healthcare Ltd.*	3,301,223
		7,700,238
INDUSTRIALS—2.0%
121,000	Leighton Holdings Ltd.*	4,354,207
INFORMATION TECHNOLOGY—1.5%
343,565	Computershare Ltd.*	3,411,361
MATERIALS—23.6%
693,780	BHP Billiton Ltd.*	28,667,867
1,116,890	Incitec Pivot Ltd.*	4,089,701
179,260	Orica Ltd.*	4,429,458
190,420	Rio Tinto Ltd.*	15,496,827
		52,683,853
PROPERTY—4.5%
822,650	Westfield Group Ltd.*	10,005,385
TELECOMMUNICATION SERVICES—3.5%
3,289,200	Singapore Telecommunications Ltd.*	7,793,534
UTILITIES—6.8%
609,935	AGL Energy Ltd.*	9,630,329
6,075,860	SP AusNet*	5,525,675
		15,156,004
	Total Long-Term Investments—96.3% (cost $138,394,797)	215,053,392

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2010

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—0.4%
$851,000	Time Deposit, State Street Bank & Trust Co., 0.01%, due 11/01/10	$851,000
	Total Short-Term Investment—0.4% (cost $851,000)	851,000
	Total Investments—96.7% (cost $139,245,797)	215,904,392

	Other Assets in Excess of Liabilities—3.3%	7,268,405
	Net Assets—100.0%	$223,172,797

*	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Directors.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2010

Assets
Investments, at value (cost $139,245,797)	$215,904,392
Foreign currency, at value (cost $7,278,567)	7,257,020
Cash	844
Interest and dividends receivable	349,323
Prepaid expenses and other assets	39,345
Total assets	223,550,924

Liabilities
Investment management fees payable	187,173
Administration fees	17,916
Other	173,038
Total liabilities	378,127

Net Assets	$223,172,797

Composition of Net Assets:
Common stock (par value $.01 per share)	$192,776
Paid-in capital in excess of par	130,353,631
Distributions in excess of net investment income	(1,995,667)
Accumulated net realized gain on investment transactions	2,514,129
Net unrealized appreciation on investments	44,440,760
Accumulated net realized foreign exchange gains	15,457,613
Net unrealized foreign exchange gains	32,209,555
Net Assets	$223,172,797
Net asset value per common share based on 19,277,602 shares issued and outstanding	$11.58

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2010

Net Investment Income

Income
Dividend income (net of foreign withholding taxes of $105,718)	$8,885,946
Interest	215,745
9,101,691

Expenses
Investment management fee	1,779,272
Directors’ fees and expenses	231,942
Legal fees and expenses	190,685
Administration fee	171,844
Investor relations fees and expenses	133,945
Reports to shareholders and proxy solicitation	119,746
Insurance expense	107,977
Custodian’s fees and expenses	61,912
Independent auditors’ fees and expenses	58,062
Transfer agent’s fees and expenses	39,249
Miscellaneous	48,285
Total expenses	2,942,919

Net investment income	6,158,772

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	8,794,249
Foreign currency transactions	1,626,246
10,420,495

Net change in unrealized appreciation/(depreciation) on:
Investments	6,231,484
Foreign currency translation	8,486,348
14,717,832
Net gain on investments and foreign currencies	25,138,327
Net Increase in Net Assets Resulting From Operations	$31,297,099

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$6,158,772	$5,578,553
Net realized gain (loss) from investment transactions	8,794,249	(1,159,539)
Net realized gain/(loss) foreign currency transactions	1,626,246	(599,383)
Net change in unrealized appreciation/(depreciation) from investments	6,231,484	20,754,670
Net change in unrealized appreciation/(depreciation) on foreign currency translation	8,486,348	45,246,906
Net increase/(decrease) in net assets resulting from operations	31,297,099	69,821,207

Distributions to Shareholders from:
Net investment income	(9,565,222)	(5,947,218)
Net realized capital gains	(1,143,155)	–
Tax return of capital	(8,740,575)	(14,032,189)
Net decrease in net assets from distributions	(19,448,952)	(19,979,407)

Common Stock Transactions:
Reinvestment of dividends resulting in the issuance of 41,762 and 28,871 shares of common stock, respectively	459,135	281,264
Repurchase of common stock resulting in the reduction of 0 and 22,800 shares of common stock, respectively	–	(143,477)
Change in net assets from common stock transactions	459,135	137,787
Change in net assets	12,307,282	49,979,587

Net Assets:
Beginning of year	210,865,515	160,885,928
End of year (including distributions in excess of net investment income of ($1,995,667) and ($226,861), respectively)	$223,172,797	$210,865,515

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net asset value, beginning of year	$10.96	$8.37	$18.53	$13.25	$11.75
Net investment income	0.32	0.29	0.51	0.39	0.41
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.31	3.34	(8.83)	6.47	2.47
Total from investment operations	1.63	3.63	(8.32)	6.86	2.88
Distributions from:
Net investment income	(0.50)	(0.31)	(0.24)	(0.53)	(0.48)
Net realized gains	(0.06)	–	(0.84)	(0.98)	(0.90)
Tax return of capital	(0.45)	(0.73)	(0.76)	–	–
Total distributions	(1.01)	(1.04)	(1.84)	(1.51)	(1.38)
Payment by shareholder of short-swing profit	–	–	–	–	– (b)
Offering cost on common stock	–	–	–	(0.07)	–
Net asset value, end of year	$11.58	$10.96	$8.37	$18.53	$13.25
Market value, end of year	$12.70	$11.40	$8.60	$18.25	$14.00

Total Return Investment Return Based on(c):
Market value	21.62%	50.76%	(45.57% )	43.46%	20.09%
Net asset value	15.35%	48.92%	(47.83% )	53.91%	25.66%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$223,173	$210,866	$160,886	$354,970	$223,588
Average net assets (000 omitted)	$211,324	$163,795	$282,702	$283,749	$209,507
Net expenses	1.39%	1.73%	1.26%	1.44%	1.45%
Net expenses without reimbursement	1.39%	1.73%	1.26%	1.51%	1.55%
Net investment income	2.91%	3.41%	3.46%	2.56%	3.31%
Portfolio turnover	11%	16%	22%	30%	16%

(a)	Based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it is the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund’s Board of Directors. Securities traded on the NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors (“Valuation Procedures”). In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Prior to March 15, 2010, in situations when there was movement between the opening and closing prices of the iShares MSCI Australia Index Fund that exceeded the tolerance specified in the Procedures, the independent pricing source utilized by the Fund calculated the market value of the Fund’s investments by determining a “fair value” for each of the equity securities in the Fund’s portfolio using factors provided by an independent pricing source.

Effective March 15, 2010, the Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the quoted or published prices of the securities on their primary markets.

Other than described in the above paragraph, there have been no significant changes to the Valuation Procedures for the year ended October 31, 2010.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a current transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2010:

Investments	Level 1	Level 2	Level 3
Equity Investments	$–	$215,053,392	$–
Short-Term Investment	–	851,000	–
Total Investments	$–	$215,904,392	$–

For further information, please refer to the Portfolio of Investments that begins on page 5.

*	For the year ended October 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2010.

(c) Foreign Currency Translation:

Australian dollar amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into forward contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. There were no forward contracts outstanding as of October 31, 2010.

(f) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2010, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2010. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(g) Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date. The fund has concluded there were no significant transfers in or out of Level 1 and Level 2.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

the functional currency. Accordingly, only realized currency gains/ (losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly managed assets up to $50 million, 0.90% of managed assets between $50 million and $100 million and 0.70% of managed assets in excess of $100 million. Managed assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $440,676 to the Investment Adviser during the fiscal year ended October 31, 2010.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. Through January 31, 2010, AAMI received a fee at an annual rate of 0.085% of the Fund’s average weekly managed assets up to $600 million and 0.06% of the Fund’s average weekly managed assets in excess of $600 million. Effective February 1, 2010 the annual fee rate is 0.08% of the Fund’s average weekly managed assets up to $500 million, 0.07% of the Fund’s average weekly managed assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly managed assets in excess of $1.5 billion. Managed assets are defined as net assets plus the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. In December 2009, the Board of Directors approved an amended Investor Relations Services Agreement, effective February 1, 2010, that includes enhanced investor relations services for the Fund. During the fiscal year ended October 31, 2010, the Fund incurred fees of approximately $115,570. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Effective September 24, 2010 Computershare Trust Company, N.A. (“Computershare”) replaced the Bank of New York Mellon Corporation as the Transfer Agent.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2010, were $22,833,188 and $34,421,113, respectively.

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 was as follows:

	October 31, 2010	October 31, 2009
Distributions paid from:
Ordinary income	$9,565,222	$5,947,218
Net long-term capital gains	1,143,155	–
Tax return of capital	8,740,575	14,032,189
Total taxable distribution	$19,448,952	$19,979,407

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Other currency gains	16,565,427*
Unrealized appreciation/(depreciation) – net	76,060,963**
Total accumulated earnings/(losses) – net	$92,626,390

*	During the fiscal year ended October 31, 2010, the Fund utilized a capital loss carryforward of $3,380,084.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$172,107,847	$54,812,143	$11,015,598	$43,796,545

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $8,740,575 has been reclassified between paid-in capital and distributions in excess of net investment income, and $2,780,799 has been reclassified between accumulated net realized gains on investment transactions and distributions in excess of net investment income as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At October 31, 2010, there were 19,277,602 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2010 and fiscal year ended October 31, 2009, the Fund repurchased 0 shares and 22,800 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 12.0% during the fiscal year ended October 31, 2009.

6. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

The Fund declared a quarterly distribution of 28 cents per share payable on January 14, 2011 to shareholders of record as of December 30, 2010.

On December 9, 2010, the Fund announced the pricing of a public offering of its shares of common stock. The Fund agreed to sell a total of 2,500,000 shares of common stock (exclusive of 375,000 shares of common stock that the underwriters may purchase pursuant to a 45-day option to cover over-allotments) at a price of $12.50 per share. Net proceeds of the offering of approximately $30 million will be used to make additional portfolio investments that are consistent with the Fund’s investment objectives and policies. The offering closed on December 14, 2010.

9. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, to replace PwC as the independent registered public accounting firm for the Fund.

The report of the financial statements for the Fund for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Australia Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Australia Equity Fund, Inc. (the “Fund”), as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Australia Equity Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations for the year then ended, and its changes in net assets and the financial highlights for each of the years in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2010

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the per-share distributions paid by Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2010:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
01/15/10	0.220000	0.000000	0.000000	0.220000	0.001370	0.221370	0.202753	0.220000
04/16/10	0.250000	0.000000	0.143598	0.106402	0.001369	0.107771	0.098060	0.106402
07/16/10	0.270000	0.000000	0.155086	0.114914	0.001368	0.116282	0.105905	0.114914
10/15/10	0.270000	0.059300	0.155086	0.055614	0.001367	0.056981	0.051254	0.048460

(1)	The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (IAF)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Australia Equity Fund, Inc. (“Fund”) held in September, 2010, the Board of Directors, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”) (collectively, “Agreements”). The Investment Adviser is an affiliate of the Investment Manager. The Investment Manager and the Investment Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive sessions with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and the Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) the procedures employed to determine the value of the Fund’s assets, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, and (v) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures, and also considered the Advisers’ risk management processes. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of all closed-end funds in the Pacific/Asia ex-Japan stock Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2010, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average net assets for the six months ended April 30, 2010 was below the average and median expense ratios, respectively, of the Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager and not the Fund. The Committee and the Board also took into account the size of the Fund and its effect on the Fund’s expense ratio. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, as well as certain actions taken during the past year to reduce the Fund’s operating expenses. The Committee and the Board noted that the expense information in the SI report did not fully reflect such potential cost savings. The Committee and the Board also received information from management regarding the fees charged by the Advisers, both incorporated outside of the U.S., investing primarily in an asset class similar to that of the Fund. The Committee and the Board concluded that the fee paid by the

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund ranked 14th out of 19 for the year-to-date period ended April 30, 2010, 9th out of 19 for the one- year period ended April 30, 2010, 12th out of 19 for the three-year period ended April 30, 2010 and 10th out of 18 for the five-year period ended April 30, 2010. The Committee and the Board also received performance information from management that compared the Fund’s total return to comparable non-U.S. investment companies selected by Lipper Inc., an independent third-party provider of investment company data.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, and other Aberdeen-managed funds. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund underperformed its benchmark for the one- year period ended April 30, 2010, and outperformed its benchmark for the three- and five- year periods ended April 30, 2010. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the more recent term, including the impact of market conditions on the Advisers’ investment style. The Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at certain asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

IAF Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Directors

Moritz Sell** 1 Crown Court, Cheapside London EC2V 6LR Age: 43	Class I Director	Term expires 2013; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1	None

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 51	Class II Director	Term expires 2011; Director since 2001	Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	1	None

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Class II Director	Term expires 2011; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of the Aberdeen Funds. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing.	29	None

Neville J. Miles The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Age: 63	Chairman of the Board; Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class III Director	Term expires 2012; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3	None

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1999	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class III Director	Term expires 2012; Director since 1985	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (Automotive Services) since 2006, Director of Smarte Carte, Inc. (Airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	None

Brian Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. Mr. Sherman was a Director of the Aberdeen Global Income Fund, Inc. from the fund’s inception to December 2000. He was also a Chairman and Managing Director of Aberdeen Asia-Pacific Income Investment Company Limited from 1986 t0 2001 and was a director of this fund from 1986 to March 2008. He was the President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) from 1998 to October 2007.	2	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sell is deemed to be an interested person because he is an executive officer of Landesbank Berlin AG, the owner from time to time of a significant amount of the outstanding shares of the Fund’s common stock. Landesbank Berlin AG owned approximately 4.79% of the outstanding shares of the Fund’s common stock as of March 24, 2010.
***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Information Regarding Officers who are not Directors

The names of the Officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 43	Vice President	Since 2008	Currently, Head of Investor Services for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 36	Vice President	Since 2009	Currently, Head of Product and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Age 55	Vice President	Since 2005	Currently Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (1990 to 2005).

Martin Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 55	Vice President	Since 2008	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Assistant Treasurer	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 36	Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 41	Treasurer	Since 2009	Currently, Vice President and Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols*** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 32	Vice President, Chief Compliance Officer	Since 2008	Currently, Director, Vice President and Head of Legal – Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 37	President	Since 2009	Currently Group Head of Product Development, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 39	Vice President, Assistant Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 49	Vice President	Since 2008	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 8, 2010.
**	Messrs. Baltrus, Goodson, Keener, Pittard and Sullivan and Mses. Greenstein, Kennedy, Melia, Nichols and Sitar hold the same position with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Baltrus, Goodson, Pittard and Sullivan and Mses. Kennedy, Melia, Nichols and Sitar hold officer positions with Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Ms. Nichols was appointed Chief Compliance Officer on September 7, 2010.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Brian Sherman

Hugh Young

Officers

Christian Pittard, President

Jennifer Nichols, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Principal Accounting Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Mark Daniels, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

As of October 31, 2010, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 –	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of its Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Neville J. Miles, Peter D. Sacks and John T. Sheehy. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4 –	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) [1] Tax Fees	(d) All Other Fees
October 31, 2010	$52,000	36,000[2]	$6,000	Nil

October 31, 2009	$50,000	Nil	$6,000	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
[2]	Subsequent to year-end $36,000 related to public offering of shares that occurred on December 9, 2010.

(e)(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit Committee Charter also provides that the Audit Committee shall review in advance, and consider approval of, any and all proposals by Management or the Investment Manager that the Registrant, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g)      Non-Audit Fees

For the fiscal year ended October 31, 2010, KPMG billed $2,500 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

For the fiscal year ended October 31, 2009, KPMG billed $20,000 for tax consulting and tax compliance services to the Registrant’s Investment Manager and Investment Adviser.

(h)      The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –	Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2010, the audit committee members were:

Neville J. Miles Peter D. Sacks John T. Sheehy

(b) Not applicable.

Item 6 –	Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are referenced in Exhibit B.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of October 31, 2010.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young BA (Hons) (Commenced 1985) Managing Director [Singapore]	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.
Mark Daniels BEc (Transferred to Aberdeen Asset Management Limited February 2005) Director of Aberdeen Sydney and Head of Australian Equities	Director of Aberdeen Sydney and Head of Australian Equities. Oversees management of Australian equities portfolios.	From 1990 to 2005 focused on UK equities and closed-end funds. In 2005, Mark became head of Australian equities of the Aberdeen Group.
Robert Penaloza BBus (Commenced Nov 1997) Transferred from regional office July 2010) Senior Investment Manager	Responsible for Australian equities portfolios management.	Joined Aberdeen in 1997 as an assistant portfolio manager on the Asia ex-Japan equity desk. Currently Senior Investment Manager.
Michelle Lopez BCom/BAppFin (Commenced May 2004) Portfolio Manager	Responsible for Australian equities portfolio management.	Joined the Australian equities team in the Sydney office in 2004 upon graduation from Macquarie University, Sydney. Previously, Michelle worked for KPMG – Corporate Finance as an intern.
Natalie Tam BCom (Acct and Finance) (Commenced May 2005) Portfolio Manager	Responsible for Australian equities portfolio management.	Joined the Australian equities team in the Sydney office in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting).

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	13	$4,697.90	69	$43,783.16	118	$39,526.82
Mark Daniels	4	$755.45	55	$26,210.01	65	$21,178.51
Robert Penaloza	4	$755.45	55	$26,210.01	65	$21,178.51
Michelle Lopez	4	$755.45	55	$26,210.01	65	$21,178.51
Natalie Tam	4	$755.45	55	$26,210.01	65	$21,178.51

Total Assets are as of October 31, 2010 and have been translated into U.S. dollars at a rate of £1.00 = $1.5988.

There are 11 accounts (with assets under management totaling approximately $3.3 billion) managed by Hugh Young with respect to which part of the advisory fee is based on the performance of the account. There are 5 accounts (with assets under management totaling approximately $1.4 billion) managed by Mark Daniels, Robert Penaloza, Michelle Lopez and Natalie Tam with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)(a)

Individual	Dollar Range of Equity Securities in the
Registrant Beneficially Owned by the Portfolio
Manager as of October 31, 2010
Hugh Young	$10,001-$50,000
Mark Daniels	$0
Robert Penaloza	$0
Michelle Lopez	$0
Natalie Tam	$0

    (b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2009 through, November 30, 2009	0	0	0	1,923,584
December 1, 2009 through December 31, 2009	0	0	0	1,923,584
January 1, 2010 through January 31, 2010	0	0	0	1,924,724
February 1, 2010 through February 29, 2010	0	0	0	1,924,724
March 1, 2010 through March 31, 2010	0	0	0	1,924,724
April 1, 2010 through April 30, 2010	0	0	0	1,926,039
May 1, 2010 through May 31, 2010	0	0	0	1,926,039
June 1, 2010 through June 30, 2010	0	0	0	1,926,039
July 1, 2010 through July 31, 2010	0	0	0	1,927,760
August 1, 2010 through August 31, 2010	0	0	0	1,927,760
September 1, 2010 through September 30, 2010	0	0	0	1,927,760
October 1, 2010 through October 31, 2010	0	0	0	1,927,760

Total	0	0	0	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2010, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 –	Controls and Procedures.

(a)       It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)      There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits.

(a)(1) Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard, President of Aberdeen Australia Equity Fund, Inc.

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard, President of Aberdeen Australia Equity Fund, Inc.

Date: January 7, 2011

By:	/s/ Andrea Melia
Andrea Melia, Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: January 7, 2011

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications